SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [ X ]
Filed by a Party other than the Registrant  [   ]


Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                           WERNER ENTERPRISES, INC.
-------------------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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             pursuant to  Exchange Act Rule 0-11  (Set forth the amount on which
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[   ]  Fee paid previously with preliminary materials.
[   ]  Check  box  if any part of the fee is offset as provided  by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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

                        [LOGO OF WERNER ENTERPRISES]
                           Post Office Box 45308
                        Omaha, Nebraska  68145-0308
                         ________________________

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD MAY 1, 2001
                         ________________________


Dear Stockholders:

      It is a pleasure to invite you to the 2001 Annual Meeting of Stockholders of Werner Enterprises, Inc. (the "Company") to be held at the Embassy Suites, 555 South 10 Street, Omaha, Nebraska, on Tuesday, May 1, 2001, at 10:00 a.m. The Embassy Suites is located just a few blocks south and east of the downtown Omaha business area. The meeting will be held for the following purposes:

        1. To elect directors to serve until the end of their term or until their successors are elected and qualified.

        2. To transact such other business as may properly come before the meeting or any adjournment thereof.

      Stockholders of record at the close of business on March 22, 2001, will be entitled to vote at the meeting or any adjournment thereof.

      At the meeting Clarence L. Werner and members of the Company's management team will discuss the Company's results of operations and business plans. Members of the Board of Directors and the Company's management will be present to answer your questions.

      A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2000, is enclosed.

      As stockholders, we encourage you to attend the meeting in person. Whether or not you plan to attend the meeting, we ask you to sign, date, and mail the enclosed proxy as promptly as possible in order to make sure that your shares will be voted in accordance with your wishes at the meeting in the event that you are unable to attend. A self-addressed, postage-paid return envelope is enclosed for your convenience. If you attend the meeting, you may vote by proxy or you may revoke your proxy and cast your vote in person.

                                        By Order of the Board of Directors


                                        /s/ James L. Johnson

                                        James L. Johnson
                                        Vice President, Controller
                                          and Corporate Secretary

Omaha, Nebraska
March 29, 2001

                         WERNER ENTERPRISES, INC.
                           Post Office Box 45308
                        Omaha, Nebraska  68145-0308
                             ________________

                            PROXY STATEMENT FOR
                      ANNUAL MEETING OF STOCKHOLDERS
                                MAY 1, 2001
                         ________________________

                               INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors for the Annual Meeting of Stockholders of Werner Enterprises, Inc. (the "Company") to be held on Tuesday, May 1, 2001, at 10:00 a.m. local time, at the Embassy Suites, 555 South 10 Street, Omaha, Nebraska, and at any adjournments thereof. The meeting will be held for the purposes set forth in the notice of such meeting on the cover page hereof. The Proxy Statement, Form of Proxy and Annual Report to Stockholders on Form 10-K are being mailed by the Company on or about March 29, 2001.

      A Form of Proxy for use at the Annual Meeting of Stockholders is enclosed together with a self-addressed, postage-paid return envelope. Any stockholder who executes and delivers a proxy has the right to revoke it at any time prior to its use at the Annual Meeting. Revocation of a proxy may be effected by filing a written statement with the Secretary of the Company revoking the proxy, by executing and delivering to the Company a subsequent proxy before the meeting, or by voting in person at the meeting. A proxy, when executed and not revoked, will be voted in accordance with the authorization contained therein. Unless a stockholder specifies otherwise on the Form of Proxy, all shares represented will be voted for the election of all nominees for director.

      The cost of soliciting proxies, including the preparation, assembly and mailing of material, will be paid by the Company. Directors, officers and regular employees of the Company may solicit proxies by telephone, electronic communications or personal contact, for which they will not receive any additional compensation in respect of such solicitations. The Company will also reimburse brokerage firms and others for all reasonable expenses for forwarding proxy material to beneficial owners of the Company's stock.

      As  a matter of policy, proxies, ballots and voting tabulations  that identify individual stockholders are kept private by the Company. Such documents are available for examination only by certain representatives associated with processing proxy cards and tabulating the vote. The vote of any stockholder is not disclosed, except as may be necessary to meet legal requirements.


                    OUTSTANDING STOCK AND VOTING RIGHTS

      On March 22, 2001, the Company had 47,091,895 shares of its $.01 par value Common Stock outstanding. At the meeting, each stockholder will be entitled to one vote, in person or by proxy, for each share of stock owned of record at the close of business on March 22, 2001. The stock transfer books of the Company will not be closed.

      With respect to the election of directors, stockholders of the Company, or their proxy if one is appointed, have cumulative voting rights under the laws of the State of Nebraska. That is, stockholders, or their proxy, may vote their shares for as many directors as are to be elected, or may cumulate such shares and give one nominee as many votes as the number of directors to be elected multiplied by the number of their shares, or may distribute votes on the same principle among as many nominees as they may desire. If a stockholder desires to vote cumulatively, he or she must vote in person or give his or her specific cumulative voting instructions to the designated proxy that the number of votes represented by his or her shares are to be cast for one or more designated nominees. A stockholder may also withhold authority to vote for any nominee (or nominees) by striking through the name (or names) of such nominees on the accompanying Form of Proxy. Directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

      If an executed proxy is returned and the stockholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. If an executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matter.

      On the date of mailing this Proxy Statement, the Board of Directors has no knowledge of any other matter which will come before the Annual Meeting other than the matters described herein. However, if any such matter is properly presented at the meeting, the proxy solicited hereby confers discretionary authority to the proxies to vote in their sole discretion with respect to such matters, as well as other matters incident to the conduct of the meeting.


                         ELECTION OF DIRECTORS AND
                      INFORMATION REGARDING DIRECTORS

      The Articles of Incorporation of the Company provide that there shall be up to three separate classes of directors, each consisting of not less than three directors, and as nearly equal in number as possible. The Bylaws of the Company divide the Board of Directors into three classes each consisting of three directors. The term of office of the directors in the first class expires at the 2001 Annual Meeting of Stockholders. Directors hold office for a term of three years. The term of office of the directors in the second and third classes will expire at the 2002 and 2003 Annual Meetings of Stockholders, respectively. Curtis G. Werner, Gerald H. Timmerman, and Donald W. Rogert, class I directors whose terms will expire at the 2001 Annual Meeting, have been nominated for re-election at the meeting for terms expiring at the 2004 Annual Meeting and until their successors are duly elected and qualified.

      Information concerning the names, ages, terms, positions with the Company and/or business experience of each nominee named above and of the other persons whose terms as directors will continue after the 2001 Annual Meeting is set forth on the following pages.

                                                                                Term
       Name                Position with Company or Principal Occupation        Ends
       ----                ---------------------------------------------        ----
Clarence L. Werner    Chairman of the Board and Chief Executive Officer (3)     2003
Gary L. Werner        Vice Chairman                                             2002
Curtis G. Werner      Vice Chairman - Corporate Development                     2001
Gregory L. Werner     President and Chief Operating Officer (1)                 2002
Irving B. Epstein     Partner of Epstein and Epstein, Law Offices (1)(2)(3)     2003
Martin F. Thompson    Retired President and Director of Cherry County
                      Livestock Auction Co. (1)(2)(3)                           2002
Gerald H. Timmerman   President of Timmerman & Sons Feeding Co., Inc. (1)(3)    2001
Donald W. Rogert      Chairman and President of Mallard Sand & Gravel Co. (1)   2001
Jeffrey G. Doll       President of Western Iowa Wine, Inc. (1)(2)               2003


------------
(1) Serves on audit committee.
(2) Serves on option committee.
(3) Serves on executive compensation committee.

      Clarence L. Werner, 63, operated Werner Enterprises as a sole proprietorship from 1956 until its incorporation in September 1982. He has been a director of the Company since its incorporation and served as President until 1984. Since 1984, he has been Chairman of the Board and Chief Executive Officer of the Company.

      Gary L. Werner, 43, has been a director of the Company since its incorporation. Mr. Werner was General Manager of the Company and its predecessor from 1980 to 1982. He served as Vice President from 1982 until 1984, when he was named President and Chief Operating Officer of the Company. Mr. Werner was named Vice Chairman in 1991. From 1993 to April 1997, Mr. Werner also reassumed the duties of President.

      Curtis G. Werner, 36, was elected a director of the Company in 1991. He began employment with the Company in 1985 and was promoted to Director of Safety in 1986. He was promoted to Vice President - Safety in 1987. Mr. Werner was promoted to Vice President in 1990, Executive Vice President in 1993, Executive Vice President and Chief Operating Officer in 1994, and Vice Chairman - Corporate Development in 1996.

      Gregory L. Werner, 41, was elected a director of the Company in 1994. He was a Vice President of the Company from 1984 to March 1996 and was Treasurer from 1982 until 1986. He was promoted to Executive Vice President in March 1996 and became President in April 1997. Mr. Werner has directed revenue equipment maintenance for the Company and its predecessor since 1981. He assumed responsibility for the Company's Management Information Systems in 1993, and also assumed the duties of Chief Operating Officer in 1999.

      Irving B. Epstein, 73, was elected a director of the Company in 1986. He has been engaged in the private practice of law since 1949 and was a partner from 1962 to 1989 in Epstein & Leahy, Omaha, Nebraska. In 1989, the firm of Epstein & Leahy merged into the law firm of Gross & Welch, a professional corporation. In 1991, Mr. Epstein joined the firm of Brodkey & Epstein as a partner. Mr. Epstein formed the firm of Epstein and
Epstein in 1993. Mr. Epstein has been outside counsel to the Company and its predecessor since 1976.

     Martin F. Thompson, 80, was elected a director of the Company in 1986. Mr. Thompson was President and a director of Cherry County Livestock Auction Co., Valentine, Nebraska, from 1982 through 1992 and is currently retired. From 1955 to 1982, he was President and principal stockholder of Chip Carriers, Inc., Omaha, Nebraska, a contract carrier. He also owned and operated Thompson Truck Transportation, Inc., Arlington, Texas, a common carrier from 1977 to 1982.

      Gerald H. Timmerman, 61, was elected a director of the Company in 1988. Mr. Timmerman has been President since 1970 of Timmerman & Sons Feeding Co., Inc., Springfield, Nebraska, which is a cattle feeding and ranching partnership with operations in three midwestern states.

      Donald W. Rogert, 73, was elected a director of the Company in 1994. He founded Mallard Sand and Gravel Co. in 1993 and has been Chairman of the Board and President since that time. In 1965, Mr. Rogert founded Hartford Sand and Gravel Co. and served as Chairman of the Board and President until 1988. From 1988 to 1993, Mr. Rogert attended to various personal investments.

      Jeffrey G. Doll, 46, was elected a director of the Company in 1997. He has been President and Chief Executive Officer of Western Iowa Wine, Inc., a beer and wine wholesaler located in Council Bluffs, Iowa, since 1986. He also has been Vice President of Doll Distributing, Inc., a liquor distributor also located in Council Bluffs since 1980.

      Gary L. Werner, Gregory L. Werner, and Curtis G. Werner are sons of Clarence L. Werner.

     In the event that any nominee becomes unavailable for election for any reason, the shares represented by the accompanying form of proxy will be voted for any substitute nominees designated by the Board, unless the proxy withholds authority to vote for all nominees. The Board of Directors knows of no reason why any of the persons nominated to be directors might be unable to serve if elected and each nominee has expressed an intention to serve if elected. There are no arrangements or understandings between any of the nominees and any other person pursuant to which any of the nominees was selected as a nominee.

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE TO THE BOARD OF DIRECTORS.


Board of Directors and Committees

      The Company has established audit, option and executive compensation committees. The audit committee discusses the annual audit and resulting letter of comments to management, consults with the auditors and management regarding the adequacy of internal controls, and recommends to the Board the appointment of independent auditors for the next year. The option committee administers the Company's Stock Option Plan. It has the authority to determine the recipients of options and stock appreciation rights, the number of shares subject to such options and the corresponding stock appreciation rights, the date on which these options and stock appreciation rights are to be granted and are exercisable, whether or not such options and stock appreciation rights may be exercisable in installments, and any other terms of the options and stock appreciation rights consistent with the terms of the plan. The executive compensation committee reviews and makes recommendations to the Board of Directors with respect to the compensation of executives. The Company does not have a standing nominating committee. Functions normally attributable to a committee of this type are performed by the Board of Directors as a whole.

      The Board of Directors held six (6) meetings during the year ended December 31, 2000. There were two (2) meetings of the audit committee, one
(1) meeting of the executive compensation committee, and four (4) meetings of the option committee during that period. All directors participated in 75% or more of the aggregate of the total number of Board of Directors meetings and the total number of meetings held by committees on which they served.

     Directors who are not full-time employees of the Company receive a fee of $2,000 for each meeting of the Board of Directors and for each committee meeting if not held on a day on which a meeting of the Board of Directors is held. Directors are also reimbursed for travel expenses incurred to attend meetings of the Board of Directors and committee meetings.

Executive Officers

      The following table sets forth the executive officers of the Company and the capacities in which they serve.


         Name             Age               Capacities In Which They Serve
         ----             ---               ------------------------------
Clarence L. Werner        63     Chairman of the Board and Chief Executive Officer
Gary L. Werner            43     Vice Chairman
Curtis G. Werner          36     Vice Chairman - Corporate Development
Gregory L. Werner         41     President and Chief Operating Officer
Robert E. Synowicki, Jr.  42     Executive Vice President and Chief Information Officer
Richard S. Reiser         54     Executive Vice President and General Counsel
Daniel H. Cushman         46     Senior Vice President - Marketing and Operations
Alan D. Adams             63     Vice President - Terminal Operations
Duane D. Henn             63     Vice President - Safety
Larry P. Williams         55     Vice President - Logistics
John J. Steele            43     Vice President, Treasurer and Chief Financial Officer
Dwayne O. Haug            52     Vice President - Maintenance
H. Marty Nordlund         39     Vice President - Specialized Services
R. Lee Easton             42     Vice President - Management Information Systems
Guy M. Welton             36     Vice President - Operations
James L. Johnson          37     Vice President, Controller and Corporate Secretary
Derek J. Leathers         31     Vice President - International


      See "ELECTION OF DIRECTORS AND INFORMATION REGARDING DIRECTORS" for information regarding the business experience of Clarence L. Werner, Gary
L. Werner, Curtis G. Werner, and Gregory L. Werner.

      Robert E. Synowicki, Jr. joined the Company in 1987 as a tax and finance manager. He was appointed Treasurer in 1989, became Vice President, Treasurer and Chief Financial Officer in 1991, Executive Vice
President and Chief Financial Officer in March 1996, Executive Vice President and Chief Operating Officer in November 1996, and Executive Vice President and Chief Information Officer in 1999. Mr. Synowicki is a certified public accountant and was employed by the firm of Arthur Andersen & Co., independent public accountants, from 1983 until his employment with the Company.

      Richard S. Reiser joined the Company as Vice President and General Counsel in 1993, and was promoted to Executive Vice President and General Counsel in 1996. Mr. Reiser was a partner in the Omaha office of the law firm of Nelson and Harding from 1975 to 1984. From 1984 until his employment with the Company, he was engaged in the private practice of law as a principal and director of Gross & Welch, a professional corporation, Omaha, Nebraska.

      Daniel H. Cushman joined the Company in 1997 as Director of National Accounts. He was promoted to Vice President - Sales, Van Division, in April 1999, Senior Vice President - Van Division in December 1999 and
Senior Vice President - Marketing and Operations in January 2001. Mr. Cushman was President of Triple Crown Services in Fort Wayne, Indiana for four years prior to joining the Company and held various other management positions at Triple Crown Services starting in 1988. From 1978 to 1988 Mr. Cushman was employed by Roadway Express in Akron, Ohio.

     Alan D. Adams joined the Company in 1983 as Marketing Director and was promoted to Director of Operations in 1986. He was named Vice President - Operations in 1987, and Vice President - Terminal Operations in 1999. Prior to joining the Company, Mr. Adams was General Manager of Larson Trucks, Inc. in Bloomington, Minnesota.

      Duane D. Henn joined the Company in 1985 as a Driver Recruiter. He was named National Director of Driver Recruiting in 1986. In 1988 he was promoted to Director of Safety, and in 1994 was named Vice President - Safety. Prior to joining the Company, Mr. Henn spent 20 years in State and County Law Enforcement and six years in the Court System.

      Larry P. Williams joined the Company in 1988 as an Account Executive. In 1991, he was promoted to Director of Regional Fleets. He was named Vice President - Logistics in 1994. Prior to joining the Company, Mr. Williams held various management positions with United Parcel Service and Federated Department Stores.

      John J. Steele joined the Company in 1989 as Controller. He was elected Corporate Secretary in 1992, Vice President - Controller and Corporate Secretary in 1994, and Vice President, Treasurer and Chief Financial Officer in 1996. Mr. Steele is a certified public accountant and was employed by the firm of Arthur Andersen & Co., independent public accountants, from 1979 until his employment with the Company.

      Dwayne O. Haug joined the Company in 1990 as Director of Maintenance. He was promoted to Vice President - GraGar, Inc. (a wholly owned subsidiary of the Company) in 1994, and Vice President - Maintenance in 1997. Mr. Haug was President of Silvey Refrigerated Carriers, Inc. in Council Bluffs, Iowa from 1988 until his employment with the Company. He held various management positions with Ellsworth Freight Lines, Inc. in Eagle Grove, Iowa from 1972 to 1987.

      H. Marty Nordlund joined the Company in 1994 as an account executive. He was promoted to Director of Dedicated Fleet Services in 1995, Senior Director of Dedicated Fleet Services in 1997, Vice President - Dedicated Fleet Services in 1998, and was named Vice President - Specialized Services in January 2001. Prior to joining the Company, Mr. Nordlund held various management positions with Crete Carrier Corporation.

      R. Lee Easton joined the Company in 1990 as a Programmer/Analyst. He was promoted to Management Information Systems (MIS) Project Manager in 1991, Manager of Systems Design and Development in 1993, Director of MIS in 1996, Senior Director of MIS in 1997, and was named Vice President - MIS in 1998. Prior to joining the Company, Mr. Easton was a programmer with Procter Hospital in Peoria, Illinois, and a consultant with Cap Gemini America.

     Guy M. Welton joined the Company in 1987 as one of the Company's first management trainees. He held multiple positions within Operations and
Marketing before being appointed to Manager of Quality in 1992. He was then promoted to Director of Quality in 1994, Director of Operations in 1995, Senior Director of Operations in 1997, and Vice President - Operations in 1999.

      James L. Johnson joined the Company in 1991 as Manager of Financial Reporting. He was promoted to Assistant Controller in 1992, Director of Accounting in 1994, Corporate Secretary and Controller in 1996 and was named Vice President, Controller and Corporate Secretary in 2000. Mr. Johnson is a certified public accountant and was employed by the firm of Arthur Andersen & Co., independent public accountants, from 1985 until his employment with the Company.

      Derek J. Leathers joined the Company in 1999 as Managing Director - Mexico Division. He was promoted to Vice President - Mexico Division in 2000 and Vice President - International Division in January 2001. Mr. Leathers was Vice President of Mexico Operations for two years at Schneider National, a large truckload carrier, prior to joining the Company and held various other management positions during his eight year career at Schneider National.

      Under the Company's bylaws, each executive officer holds office for a term of one year or until his successor is elected and qualified. The executive officers of the Company are elected by the Board of Directors at its Annual Meeting immediately following the Annual Meeting of Stockholders.


Compliance With Section 16(a) Of The Exchange Act

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the year ended December 31, 2000, all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with except Gregory L. Werner did not timely report one stock purchase transaction of 760 shares.




                     SECURITY OWNERSHIP OF DIRECTORS,
               EXECUTIVE OFFICERS AND PRINCIPAL STOCKHOLDERS

      The  authorized Common Stock of the Company consists of   200,000,000
shares, $.01 par value.

      The following table sets forth certain information as of March 22, 2001, with respect to the beneficial ownership of the Company's Common Stock by each director and each nominee for director of the Company, by each executive officer of the Company named in the Summary Compensation Table herein, by each person known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, and by all executive officers, directors, and director nominees as a group. On March 22, 2001, the Company had 47,091,895 shares of Common Stock outstanding.


                                                     Beneficial Ownership
                                                     --------------------
             Name of Beneficial Owner                   Shares    Percent
             ------------------------                -----------  -------
      Clarence L. Werner                              13,466,937   28.6%
      Gary L. Werner                                   1,647,550    3.5%
      Curtis G. Werner                                 1,745,856    3.7%
      Gregory L. Werner (1)                            2,022,647    4.3%
      Robert E. Synowicki, Jr. (2)                        85,779      *
      Irving B. Epstein                                    4,775      *
      Martin F. Thompson                                  21,562      *
      Gerald H. Timmerman                                  9,000      *
      Donald W. Rogert                                     6,300      *
      Jeffrey G. Doll                                      1,250      *
      Wellington Management Company, LLP (3)           4,569,900    9.7%
      Capital Group International, Inc. (4)            4,368,160    9.3%
      Dimensional Fund Advisors Inc. (5)               2,469,049    5.2%
      All executive officers, directors and director
         nominees as a group (22 persons) (6)         19,348,561   40.7%


___________
      * Indicates less than 1%.

(1) Includes options to purchase 56,250 shares which are exercisable as of March 22, 2001, or which become exercisable 60 days thereafter.

(2) Includes options to purchase 82,125 shares which are exercisable as of March 22, 2001, or which become exercisable 60 days thereafter.

(3) Based on Schedules 13G as of December 31, 2000, as filed with the Securities and Exchange Commission by Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109 and Hartford Capital Appreciation HLS Fund, Inc., 200 Hopmeadow Street, Simsbury, Connecticut 06089. Wellington Management Company, LLP claims shared voting power with respect to 4,270,750 shares, shared dispositive power with respect to 4,569,900 shares, and no sole voting or dispositive power with respect to any of these shares. Wellington Management Company, LLP acts as an investment advisor to Hartford Capital Appreciation HLS Fund, Inc. which is deemed to be the beneficial owner of 2,717,000 of such shares or 5.8% of the Company's Common Stock.

(4) Based on Schedule 13G as of December 31, 2000, as filed with the Securities and Exchange Commission by Capital Group International, Inc., 11100 Santa Monica Boulevard, Los Angeles, California 90025. Capital Group International, Inc. claims sole voting power with respect to 3,350,080 shares, sole dispositive power with respect to 4,368,160 shares, and no shared voting or dispositive power with respect to any of these shares. Capital Guardian Trust Company, a wholly-owned subsidiary of Capital Group International, Inc., is deemed to be the beneficial owner of 3,892,210 of such shares or 8.3% of the Company's Common Stock as a result of its serving as the investment manager of various institutional accounts.

(5) Based on Schedule 13G as of December 31, 2000, as filed with the Securities and Exchange Commission by Dimensional Fund Advisors Inc., 1299 Ocean Avenue, Santa Monica, California 90401. Dimensional Fund Advisors Inc. claims sole voting power with respect to 2,469,049 shares, sole dispositive power with respect to 2,469,049 shares, and no shared voting or dispositive power with respect to any of these shares.

(6) Includes options to purchase 467,859 shares which are exercisable as of March 22, 2001, or which become exercisable 60 days thereafter. Percentage determined on the basis of 47,559,754 shares of Common Stock outstanding.


               EXECUTIVE COMPENSATION AND OTHER INFORMATION

      The following table summarizes the compensation paid by the Company and its subsidiaries to the Company's Chief Executive Officer and to the Company's four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers at December 31, 2000 and one individual who resigned as an executive officer of the Company during the fiscal year, for services rendered in all capacities to the Company and its subsidiaries during the three fiscal years ended December 31, 2000.


                        SUMMARY COMPENSATION TABLE

                                                                       Long Term
                                                                      Compensation
                                          Annual Compensation            Awards
                                    --------------------------------  ------------
                                                                       Securities
                                                        Other Annual   Underlying   All Other
                                                        Compensation    Options/   Compensation
Name and Principal Position   Year  Salary($)  Bonus($)    ($)(1)       SAR's(#)      ($)(2)
---------------------------   ----  ---------  -------- ------------   ----------  ------------
Clarence L. Werner            2000   575,004   250,000     95,032        450,000          -
Chairman and                  1999   575,754   250,000     60,400              -          -
Chief Executive Officer       1998   574,003   250,000     60,400              -          -

Gary L. Werner                2000   230,000   100,000          -        165,000          -
Vice Chairman                 1999   210,750    92,000          -         40,000          -
                              1998   223,327    92,000          -              -          -

Curtis G. Werner              2000   241,539    92,000          -        215,000          -
Vice Chairman                 1999   186,500    72,000          -              -          -
Corporate Development         1998   197,365    72,000          -              -          -

Gregory L. Werner             2000   300,000   127,000          -        220,000          -
President and                 1999   300,750   102,000          -         50,000          -
Chief Operating Officer       1998   240,250   102,000          -              -          -

Robert E. Synowicki, Jr.      2000   200,000    65,000          -              -      1,600
Executive Vice President      1999   200,750    90,000          -         25,000      2,692
and Chief Information         1998   207,558    90,000          -              -      3,024
Officer

Mark A. Martin (3)            2000   216,729    70,000          -              -      1,521
Executive Vice President
Marketing and Operations


-----------

(1) Other annual compensation for Mr. Clarence L. Werner during 2000, 1999 and 1998 consists of $40,000 for the value of professional services received and $16,800 during 2000 and $20,400 during 1999 and 1998 for personal use of a Company vehicle. Other annual compensation for 2000 also includes amounts reimbursed for payment of income taxes of $38,232.

(2) All other compensation for 2000 reflects the Company's contribution to the individual 401(k) retirement savings plan of $1,307 and $1,307 and the Company's contribution to the employee stock purchase plan of $293 and $214 of Mr. Robert E. Synowicki, Jr. and Mr. Mark A. Martin, respectively.

(3)  Mr. Mark A. Martin  resigned from the Company effective December   22,
     2000.


                                   OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                   Individual Grants
                       ---------------------------------------------------------------------------
                                                                             Potential Realizable
                         Number of                                             Value At Assumed
                        Securities     % of Total                           Annual Rates of Stock
                        Underlying    Options/SAR's                         Price Appreciation For
                       Options/SAR's   Granted to    Exercise                  Option Term (2)
                          Granted     Employees in     Price    Expiration  ----------------------
     Name                  (1)(#)     Fiscal Year    ($/Share)     Date        5%($)      10%($)
     ----              -------------  -------------  ---------  ----------  ----------   ---------
Clarence L. Werner        450,000      39.8%          $12.88     7/12/10     3,644,550   9,234,450
Gary L. Werner            165,000      14.6%          $12.88     7/12/10     1,336,335   3,385,965
Curtis G. Werner          165,000      14.6%          $12.88     7/12/10     1,336,335   3,385,965
                           50,000       4.4%          $13.00     5/27/10       408,850   1,035,900
Gregory L. Werner         220,000      19.5%          $12.88     7/12/10     1,781,780   4,514,620
Robert E. Synowicki, Jr.        -         -                -           -             -           -
Mark A. Martin                  -         -                -           -             -           -


-------------

(1)  Options  become exercisable in installments of 25%, 20%, 20%, 20%  and
     15%   after  the  expiration  of  24,  36,  48,  60  and  72   months,
     respectively, from the date of grant.

(2) The potential realizable values assume 5% and 10% annual rates of stock price appreciation from the grant date based on the options being outstanding for ten years (expiration of option term). The actual realizable value of the options in this table depends upon the actual performance of the Company's stock during the actual period the options are outstanding.



            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                   AND FISCAL YEAR END OPTION/SAR VALUES


                                                Number of Securities        Value of Unexercised
                                               Underlying Unexercised           In-The-Money
                          Shares                  Options/SAR's At            Options/SAR's At
                         Acquired                December 31, 2000          December 31, 2000(1)
                            On      Value    --------------------------  --------------------------
                         Exercise  Realized  Exercisable  Unexercisable  Exercisable  Unexercisable
                         --------  --------  -----------  -------------  -----------  -------------
         Name               (#)      ($)         (#)           (#)           ($)           ($)
         ----               ---      ---         ---           ---           ---           ---
Clarence L. Werner             -         -           -       450,000             -      1,856,250
Gary L. Werner                 -         -           -       205,000             -        870,625
Curtis G. Werner               -         -           -       215,000             -        880,625
Gregory L. Werner              -         -      56,250       338,750        50,625      1,206,875
Robert E. Synowicki, Jr.       -         -      83,906        56,719       334,000        171,075
Mark A. Martin            28,500   143,465      15,750             -        14,175              -


-------------

 (1) Based on the $17 closing price per share of the Company's Common Stock on December 29, 2000.

               BOARD EXECUTIVE COMPENSATION COMMITTEE REPORT
                         ON EXECUTIVE COMPENSATION

      The Executive Compensation Committee of the Board of Directors has furnished the following report on executive compensation:

     The Executive Compensation Committee annually reviews and approves the compensation for the Chairman and Chief Executive Officer ("CEO") of the Company. In turn, the Chairman and CEO reviews and recommends the compensation for the Vice Chairman, Vice Chairman - Corporate Development, and the President. Compensation for other executive officers is reviewed and recommended by the Chairman and CEO, Vice Chairman, Vice Chairman - Corporate Development, and the President. The Executive Compensation Committee reviews the total compensation for the executive officers of the Company, including the Chairman and CEO.

      As with all employees, compensation for the Company's executive officers, including Clarence L. Werner, Chairman and CEO, is based on individual performance and the Company's financial performance. The Company's financial performance is the result of the coordinated efforts of all employees, including executive officers, through teamwork focused on meeting the expectations of customers and stockholders. The Company strives to compensate its executive officers, including the Chairman and CEO, based upon the following key factors: (1) Salary levels of executives employed by competitors in the trucking industry and other regional and national companies, (2) Experience and pay history with the Company, (3) Retention of key executives of the Company, (4) Relationship of individual and Company financial performance to compensation increases.

      Base salaries and the annual bonus are determined based on the above factors. The annual bonus plan allows executive officers to earn additional compensation depending on individual and Company financial performance. Company financial performance is evaluated by reviewing such factors as the Company's operating ratio, earnings per share, revenue growth and size and performance relative to competitors in the trucking industry. Individual performance is evaluated by reviewing the individual's contribution to these financial performance goals as well as a review of quantitative and qualitative factors. Stock options are used as a long-term compensation incentive and are intended to retain and motivate executives and management personnel for the purpose of improving the Company's financial performance, which should, in turn, improve the Company's stock performance. Stock options are granted periodically to executives and management based on the individuals' performance and potential contribution. Stock options are granted with exercise prices equal to the prevailing market price of the Company's stock on the date of the grant. Therefore, options only have value if the market price of the Company's stock increases after the grant date.

     The Committee compared the total compensation package for Mr. Clarence
L. Werner and the other top Werner executives to the total compensation packages of many of the Company's publicly-traded competitors in the truckload industry, as disclosed on each company's most recently available proxy statement. Comparisons were made on the basis of total compensation per tractor operated, total compensation as a percentage of net income and similar factors. Both the total compensation of the Company's CEO and the average total compensation of the Company's other executives disclosed in the summary compensation table were in the middle of the range of compensation paid by many of the Company's publicly-traded competitors in the truckload industry, based on total compensation per tractor operated and as a percentage of net income.

      The Executive Compensation Committee has determined it is unlikely that the Company would pay any amounts in the year ended December 2001 that would result in a loss of Federal income tax deduction under Section 162(m) of the Internal Revenue Code of 1986, as amended, and accordingly, has not recommended that any special actions be taken or that any plans or programs be revised at this time.

                                   Clarence L. Werner, Committee Chairman
                                   Irving B. Epstein
                                   Martin F. Thompson
                                   Gerald H. Timmerman


   EXECUTIVE COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

       Mr.   Clarence  L.  Werner  serves  as  Chairman  of  the  Executive
Compensation Committee and is also the Chairman and Chief Executive Officer of the Company.

      Mr. Epstein serves on the Executive Compensation Committee and is a partner in the law firm of Epstein and Epstein, which serves as outside counsel to the Company.


                       REPORT OF THE AUDIT COMMITTEE

      The following report is not deemed to be "soliciting material" or to be "filed" with the SEC or subject to the liabilities of Section 18 of the 1934 Act and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934.

      The Audit Committee of the Board of Directors is comprised of Messrs. Doll, Epstein, Rogert, Thompson, Timmerman and Gregory L. Werner. All of the committee members qualify as independent members of the Audit Committee under the National Association of Securities Dealers' listing standards, except for Gregory L. Werner. Mr. Werner is the President of the Company and as such is not considered to be independent. Mr. Werner has tendered his resignation from the Audit Committee to be effective June 13, 2001, which has been accepted by the Board of Directors.

      During 2000, the Audit Committee developed a charter for the Committee, which was approved by the Board of Directors. The complete text of the charter is attached to this Proxy Statement as an Appendix. The Audit Committee conducted its oversight activities for the Company in accordance with the duties and responsibilities outlined in the Audit Committee charter.

      In conjunction with the preparation of the Company's 2000 audited financial statements, the Audit Committee met with both management and the Company's outside auditors to review and discuss the financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that the financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the outside auditors. The Committee's review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication With Audit Committees).

      With respect to the Company's outside auditors, the Committee, among other things, discussed with KPMG LLP matters relating to its independence, including written disclosures made to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

      Based on the foregoing review and discussions, the Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

                                   Jeffrey G. Doll, Committee Chairman
                                   Irving B. Epstein
                                   Donald W. Rogert
                                   Martin F. Thompson
                                   Gerald H. Timmerman
                                   Gregory L. Werner

              COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN








                     [PERFORMANCE GRAPH APPEARS HERE]






                                12/31/95  12/31/96  12/31/97  12/31/98  12/31/99  12/31/00
                                --------  --------  --------  --------  --------  --------
Werner Enterprises, Inc. (WERN)   $100      $135      $154      $166      $133      $162
Standard & Poor's 500             $100      $123      $164      $212      $257      $234
Nasdaq Trucking Group             $100      $117      $151      $152      $143      $157
   (SIC Code 42)


     Assuming the investment of $100 on December 31, 1995, and reinvestment of all dividends, the graph above compares the cumulative total stockholder return on the Company's Common Stock for the last five fiscal years with the cumulative total return of the Standard & Poor's 500 Market Index and an index of other companies that are in the trucking industry (Nasdaq Trucking Group - Standard Industrial Classification (SIC) Code 42) over the same period. The Company's stock price was $17 as of December 29, 2000, which was used for purposes of calculating the total return on the Company's Common Stock for the year ended December 31, 2000.


                           CERTAIN TRANSACTIONS

      The Company leases certain land from the Clarence L. Werner Revocable Trust (the "Trust"), a related party. Clarence L. Werner, Chairman of the Board and Chief Executive Officer, is the sole trustee of the Trust. The land and related improvements consist of lodging facilities and a sporting clay range and are used by the Company for business meetings and customer promotion. The 20 year lease, which began in 1994, does not require the
Company to make rental payments to the Trust in exchange for use of the property. Either party may terminate the lease after 10 years by providing prior written notification of its intent to do so. The Company has made total leasehold improvements to the land of approximately $1.1 million, which were completed in 1995. The terms of the lease provide that, should the Trust exercise its right to terminate the lease after 10 years, the Trust will reimburse the Company for an amount equal to the original cost of the leasehold improvements, less accumulated depreciation calculated on a straight-line basis over the term of the lease (20 years).

      The Company paid $75,000 to Curtis Corp. in October 2000 for a 50% ownership interest in a used excavator. Curtis G. Werner, who is Vice Chairman-Corporate Development, is the owner of Curtis Corp. The remaining 50% interest in the excavator is owned by Clarence L. Werner, Chairman of the Board and Chief Executive Officer.

      During 2000, the Company purchased customer promotional items and services totaling $91,766 from Cigarros, a company owned by Curtis G. Werner.

      On April 17, 2000, the Company entered into an agreement with WRG Development, L.L.C. to sell 2.746 acres of land near the Company's Dallas, TX, terminal to WRG Development, L.L.C. or its nominee (WRG Dallas, L.L.C.) for $361,330. The agreement also includes an option for WRG Dallas, L.L.C. to purchase an additional .783 acres for a price of $119,376. The closing date for the 2.746 acres was January 10, 2001. The Clarence L. Werner Revocable Trust (the "Trust"), a related party, owns a one-third interest in WRG Development, L.L.C. and WRG Dallas, L.L.C. Clarence L. Werner, Chairman of the Board and Chief Executive Officer, is the sole trustee of the Trust. In a separate agreement with WRG Dallas, L.L.C. on September 27, 2000, the Company committed to rent a guaranteed number of rooms in the lodging facility to be constructed and operated on the land purchased from the Company. The terms of the agreement provide that the Company will pay for an average of 30 rooms per day per week at fixed rates depending on room size and amenities. The contract provides for an annual 12% increase in the number of rooms guaranteed by the Company and a 3% annual increase in the fixed room rates. The agreement is effective beginning on the day the facility opens to the public and ending on the sixth anniversary of this opening date. The Company believes that these transactions are on terms no less favorable to the Company than those that could be obtained from unrelated third parties, on an arm's length basis.


                            PUBLIC ACCOUNTANTS

      The  firm  of KPMG LLP is the independent public accountants  of  the
Company.   KPMG  LLP  billed the Company $71,320 for  audit  fees,  $0  for financial information systems design and implementation fees, and $53,560 for all other fees during the year ended December 31, 2000. The Audit Committee has reviewed the services provided related to the other fees billed by KPMG LLP and believes that these services are compatible with maintaining KPMG LLP's independence with regard to the audit of the Company's financial statements. The Audit Committee has recommended to the Board of Directors that KPMG LLP serve as independent public accountants for the Company for the year ending December 31, 2001. It is anticipated that the Board of Directors at its Annual Meeting which is scheduled to occur immediately following the 2001 Annual Meeting of Stockholders will approve KPMG LLP as independent public accountants for the Company for the year ending December 31, 2001. Representatives of KPMG LLP will be present at the Annual Meeting of Stockholders, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders.


                           STOCKHOLDER PROPOSALS

      Stockholder proposals intended to be presented at the 2002 Annual Meeting of Stockholders must be received by the Secretary of the Company on or before November 29, 2001, to be eligible for inclusion in the Company's 2002 proxy materials. The inclusion of any such proposal in such proxy material shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

      Stockholder proposals submitted for presentation at the 2001 Annual Meeting must be received by the Secretary of the Company at its headquarters in Omaha, Nebraska no later than April 11, 2001. Such proposals must set forth (i) a brief description of the business desired to be brought before the Annual Meeting and the reason for conducting such business at the Annual Meeting, (ii) the name and address of the stockholder proposing such business, (iii) the class and number of shares of the Company's Common Stock beneficially owned by such stockholder and
(iv) any material interest of such stockholder in such business. Nominations for directors may be submitted by stockholders by delivery of such nominations in writing to the Secretary of the Company by April 20, 2001. Only stockholders of record as of March 22, 2001, are entitled to bring business before the Annual Meeting or make nominations for directors.


                              OTHER BUSINESS

      Management of the Company knows of no business that will be presented for consideration at the Annual Meeting of Stockholders other than that described in the Proxy Statement. As to other business, if any, that may properly be brought before the meeting, it is intended that proxies solicited by the Board will be voted in accordance with the best judgment of the person voting the proxies.

      Stockholders are urged to complete, date, sign and return the proxy enclosed in the envelope provided. Prompt response will greatly facilitate arrangements for the meeting, and your cooperation will be appreciated.

                                   By Order of the Board of Directors


                                   /s/ James L. Johnson

                                   James L. Johnson
                                   Vice President, Controller
                                     and Corporate Secretary

                                                                   APPENDIX


                         WERNER ENTERPRISES, INC.
             AUDIT COMMITTEE OF THE BOARD OF DIRECTORS CHARTER


I.   PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors (the Board) in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     Serve  as   an  independent  and  objective  party  to  monitor   the
     Corporation's  financial  reporting  process  and  internal   control
     system.

     Review and appraise the audit efforts of the Corporation's independent accountants.

     Provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.


II.  COMPOSITION

The Audit Committee (the Committee) shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise or other comparable experience or background, including a current or past position as a chief executive officer.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.


III. MEETINGS

The Committee shall meet at least two times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

IV.  RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Audit Committee shall:

  Documents/Reports Review

     1.   Review  and   update  this  Charter  periodically  as  conditions
          dictate.

     2.   Review  the  organization's annual financial statements  and  any
          reports   or  other  financial  information  submitted   to   any
          governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

  Independent Accountants

     3.   Recommend  to  the  Board  of  Directors  the  selection  of  the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

     4. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

     5.   Periodically  consult  with  the independent  accountants   about
          internal   controls  and  the  fullness  and  accuracy   of   the
          organization's financial statements.

  Financial Reporting Processes

     6. Consider, in consultation with the independent auditor, the audit scope and plan of the independent auditor.

     7. In consultation with the independent accountants, review the integrity of the organization's financial reporting processes.

     8. Provide that management and the independent auditor discuss with the Committee their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Corporation and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

     9. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

     10. Review with management and the independent accountants any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

     11. Following completion of the annual audit, review with management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of the work or access to required information.

     12. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

     13. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

  Ethical and Legal Compliance

     14. Establish, review and update periodically a Code of Conduct and ensure that management has established a system to enforce this Code.

     15. Review management's monitoring of the Corporation's compliance with the organization's Code of Conduct, and ensure that management has the proper review system in place to ensure that Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

     16. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

     17. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

     18. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                         WERNER ENTERPRISES, INC.
                           Post Office Box 45308
                        Omaha, Nebraska  68145-0308
                          _______________________

                               FORM OF PROXY
                          _______________________

      This Proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Stockholders to be held May 1, 2001. The undersigned hereby appoints Clarence L. Werner and Gary L. Werner, and each of them, as proxy, with full power of substitution in each of them and hereby authorizes them to represent and vote, as designated below, all the shares of Common Stock of Werner Enterprises, Inc., held of record by the undersigned as of March 22, 2001, at the Annual Meeting of Stockholders to be held on May 1, 2001, and any adjournments thereof.

1.   Election of Directors.
       (Check only one box below. To withhold authority for any individual nominee, strike through the name of the nominee.)

     [   ]  To vote for the nominees listed below:

               Curtis G. Werner
               Gerald H. Timmerman
               Donald W. Rogert

      or
      --

     [   ]  To withhold authority to vote for all nominees listed above.


2. In their discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.


      This Proxy, when properly executed, will be voted in the manner directed hereon by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR the election of all nominees for director. Please sign exactly as your name appears. When shares are held by joint tenants, both should sign. When signing as an attorney, executor,
administrator,  trustee  or guardian, please give  your  full  title.    If
signing as a corporation, please sign the full corporate name by the President or another authorized officer. If a partnership, please sign in the partnership name by an authorized person.



_______________________  ___________  __________________________  _________
Signature                Date         Signature if held jointly   Date

Please mark, sign, date, and promptly return this form of proxy using the enclosed self-addressed, postage-paid return envelope.